UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CNB Financial Corp.
______________________________
(Exact Name of Registrant as Specified in its Charter)

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CNB Financial Corp.

Notice of Annual Meeting of Shareholders
&
Proxy Statement

CNB Financial Corp.
33 Waldo Street, P.O. Box 830
Worcester, MA  01613-0830

April 11, 2008

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of CNB Financial Corp. (the “Company”).  The meeting will be held at Mechanics Hall, 321 Main Street, Worcester, Massachusetts on Thursday, May 15, 2008 at 10:00 a.m.

The enclosed Notice of Annual Meeting and proxy statement describes the formal business to be transacted at the meeting.  Please read these materials carefully.  After the meeting is adjourned, we will also report on the operations of the Company.  Directors and officers of the Company will be present to respond to your questions.  Also enclosed for your review is our Annual Report on Form 10-KSB, which contains detailed information concerning the activities and performance of the Company, including its subsidiary, Commonwealth National Bank, regarding its operations for the year ended December 31, 2007.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to vote by telephone per the instructions contained on your proxy card or complete and mail the enclosed proxy card at your earliest convenience.  If you attend the meeting, you may vote in person even if you have previously voted by proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Cary J. Corkin	Charles R. Valade
Chairman of the Board of Directors	Director, President and
Chief Executive Officer

CNB FINANCIAL CORP.
33 Waldo Street
Worcester, MA 01608
(508) 752-4800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2008

Notice is hereby given that on Thursday, May 15, 2008, CNB Financial Corp. (the “Company”) will hold its 2008 Annual Meeting of Shareholders at Mechanics Hall, 321 Main Street, Worcester, Massachusetts.  The meeting will begin at 10:00 a.m., local time.  At the meeting, the shareholders will consider and vote on the following matters:

1.	The election of five directors to serve for terms of three years; and

2.	The approval of the CNB Financial Corp. 2008 Equity Incentive Plan; and

3.	The ratification of the selection of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for fiscal year 2008; and

4.	The transaction of any other business that may properly come before the meeting.

              Shareholders of record at the close of business on March 28, 2008 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

Whether or not you expect to attend the meeting, please vote by telephone per the instructions on the proxy card, or complete, sign and date the enclosed form of proxy and return it promptly in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Christine Trifari
Secretary

Worcester, Massachusetts
April 11, 2008

PROXY STATEMENT
OF
CNB FINANCIAL CORP.

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of CNB Financial Corp. for the 2008 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to CNB Financial Corp. as “CNB Financial,” the “Company,” “we,” “our” or “us.”

CNB Financial is the holding company for Commonwealth National Bank.  In this proxy statement, we may also refer to Commonwealth National Bank as the “Bank.”

We are holding the 2008 Annual Meeting at Mechanics Hall, 321 Main Street, Worcester, Massachusetts on May 15, 2008 at 10:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 11, 2008.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of CNB Financial common stock that you owned as of the close of business on March 28, 2008.  As of the close of business on March 28, 2008, a total of 2,283,208 shares of CNB Financial common stock were outstanding.  Each share of common stock is entitled to one vote.

Ownership of Shares; Attendance at the Meeting

You may own your shares of CNB Financial in one of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.   As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.  Additionally, instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock by telephone.  The telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly.  Specific instructions for telephone voting are set forth on the enclosed proxy card.  The deadline for voting by telephone is 11:59 p.m. Eastern time, on May 14, 2008.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Company common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect five directors to serve a term of three years.  In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the five nominees receiving the greatest number of votes will be elected.

In voting on the approval of the CNB Financial Corp. 2008 Equity Incentive Plan (the “2008 Plan”) and on the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm, you may vote in favor of the proposals, vote against the proposals or abstain from voting.  To be approved, both proposals require the affirmative vote of a majority of the votes cast at the annual meeting.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and has not received voting instructions from the beneficial owner.  The election of directors and the ratification of Wolf & Company, P.C. as our independent public accounting firm for 2008 are currently considered routine matters, while the adoption of the 2008 Plan is currently considered a non-routine matter.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal for approval of the 2008 Plan and on the proposal to ratify the selection of the independent registered public accounting firm, we will not count abstentions and broker non-votes as votes cast on the proposals.  Therefore, abstentions and broker non-votes will have no impact on the outcome of the proposals.

Voting by Proxy or Telephone.  The Board of Directors of CNB Financial is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” approval of the CNB Financial Corp. 2008 Equity Incentive Plan and “FOR” ratification of Wolf & Company, P.C. as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy.  We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not itself constitute a revocation of your proxy.

CORPORATE GOVERNANCE

Director Independence

The company currently consists of thirteen members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, Inc., except for Charles R. Valade, who is an employee of the Company and the Bank, and J. Robert Seder, because of a lease agreement between him and the Bank.  See “Transactions with Related Persons.”  Because the Company is traded on the OTC Electronic Bulletin Board, there is no independence requirement for the Company’s directors.  However, if the Company chooses to apply the current listing requirements of The NASDAQ Stock Market.  In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including overdraft lines of credit with all of our directors, except Messrs. Kaplan and Lauring and personal or business loans or lines of credit with Ms. O’Connor and Messrs. Cohen, Granger, Marois, Michie, Rich and Seder.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of December 31, 2007.  All members of each committee are independent in accordance with the listing requirements of The NASDAQ Stock Market, except for Messrs. Valade and Seder.  The Board’s Audit, Compensation, Nominating and Corporate Governance and Executive Committees each operate under a written charter that is approved by the Board of Directors.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of the Audit, Compensation, Nominating and Corporate Governance and Executive Committees are available in the Corporate Governance portion of the Shareholder Information section of our Web site (www.commonwalthworcester.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee

Gerald D. Cohen			X*	X
Cary J. Corkin			X	X*
Lawrence J. Glick	X	X
Stephen J. Granger	X(1)		X	X
George L. Kaplan	X			X(2)
John P. Lauring		X(3)
Harris L. MacNeill		X*	X
Ralph D. Marois	X*		X
Henry T. Michie		X
Claire A. O’Connor		X	X
Bryan T. Rich				X
J. Robert Seder				X
Charles R. Valade				X
Number of Meetings in 2007	6	4	4	3
(footnotes on the following page)

*	Denotes Chairperson
(1)	Mr. Granger began serving a one-year term as a rotating member of the Audit Committee in May 2007.
(2)	Mr. Kaplan began serving a four-month term as a rotating member of the Executive Committee in September 2007.
(3)	Mr. Lauring began serving a five-month term as a rotating member of the Compensation Committee in January 2008.

Executive Committee.  The Executive Committee discusses matters that require attention between regularly scheduled board meetings and exercises the authority and powers of  the Board of Directors as permitted by law.

Audit Committee. The Audit Committee is responsible for selecting the independent registered public accounting firm to audit the Company’s annual financial statements and approving any special assignments given to the independent registered public accounting firm.  The Committee also will review the planned scope of the annual audit, any changes in accounting principles and the effectiveness of the Company’s internal control environment.  Additionally, the Committee provides oversight to the Company’s and the Bank’s compliance staff for adherence with regulatory rules and regulations.  With the resignation of Director Richard J. Noonan in late 2007, the Company does not currently have an Audit Committee financial expert under the rules of the Securities and Exchange Commission.  The Nominating and Corporate Governance Committee of the Board of Directors is currently conducting a search to appoint a director that would meet the requirements for a financial expert for the Audit Committee.

Compensation Committee.  The Compensation Committee is responsible for evaluating compensation and benefits plans, including stock option plans for employees and, as applicable, directors of the Company and the Bank.  Our chief executive officer, in conjunction with senior management, develops recommendations for the Compensation Committee regarding the appropriate range of annual salary increases and stock option awards to employees.  Our chief executive officer does not participate in discussions or the review of documents relating to the determination of his compensation.  The Compensation Committee engages consultants as necessary to obtain market information relative to executive compensation and benefit plans for comparable financial institutions and to make recommendations on such matters.  In 2007, the Compensation Committee engaged Arthur Warren, an executive benefits consulting firm for this purpose.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending that the Board select the director nominees for election at each annual meeting of shareholders or more often, as required.  The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, periodically reviewing such guidelines and recommending any changes thereto, and overseeing the evaluation of the Board and management.  The Committee also recommends to the Board committee assignments on at least an annual basis.

Minimum Qualifications of Board Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  First, a candidate must meet the eligibility requirements set forth in the Company’s bylaws, as well as any qualification requirements set forth in any Board or committee governing documents.  If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate whether the nominee meets the following minimum qualifications:

●	high accomplishment in his or her respective field, with superior credentials and recognition;

●	high regard in his or her community and a long-term reputation for the highest ethical and moral standards;

●	sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve; and

●	to the extent a nominee serves or has previously served on other boards, the nominee shall have demonstrated a history of actively contributing at board meetings.

Other factors considered by the Nominating Committee include whether the nominee has direct experience in the markets in which the Company operates, whether the nominee is independent from management, and whether the election of the nominee will assist in creating a Board that has a diversity of background and experience.

Director Nomination Process.  The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee may solicit recommendations from non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate.  The Nominating and Corporate Governance Committee will also consider for nomination any such director candidates recommended by shareholders in accordance with the policy and procedures set forth below.

The Nominating and Corporate Governance Committee reviews and evaluates the qualifications of any such proposed director candidate, and may conduct inquiries it deems appropriate.  The Nominating Committee evaluates all such proposed candidates in the same manner, with no regard to the initial recommendation of such proposed candidate.  In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described above.

Consideration of Recommendations by Shareholders.  The Nominating and Corporate Governance Committee will review and evaluate the qualifications of any director candidates who have been recommended by security holders in compliance with the procedures established by the committee and set forth in its Charter.  The Nominating and Corporate Governance Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating and Corporate Governance Committee in light of the minimum qualifications and other criteria established by the committee.  Candidates who have been recommended by shareholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as are other possible candidates.

Procedures to be Followed by Stockholders.  All shareholder recommendations for director candidates shall be in writing and shall be sent to the Secretary of the Company at CNB Financial Corp., 33 Waldo Street, P.O. Box 830, Worcester, Massachusetts 01613-0830.  Such recommendations must be submitted to the Company not less than 120 days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

Such written recommendations shall contain the following information:

(a)           the name and address of record of the securityholder;

(b)
a representation that the securityholder is a record holder of the Company’s securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(1) of the Securities Exchange Act of 1934 and compliance by the proposed director candidate with Office of the Comptroller of the Currency regulations requiring each director of Commonwealth National Bank to own shares of the capital stock of the Company the aggregate par value of which is not less than $1,000;

(c)
the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

(d)
a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in this Charter;

(e)	a description of all arrangements or understandings between the securityholder and the proposed director candidate;

(f)
the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and the consent of the proposed director candidate to serve as a director if elected at such annual meeting; and

(g)           any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

Recommendations not made in accordance with these procedures shall be deemed void.

Board and Committee Meetings

The Board held seven meetings during the year ended December 31, 2007.  All of the Company’s directors, except Director Rich, attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director served during 2007.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend annual meetings of stockholders.  All directors except three attended the 2007 Annual Meeting of Stockholders.

Code of Ethics

The Company has adopted a code of ethics that includes specific requirements for the Chief Executive Officer, Chief Financial Officer and all other employees with financial reporting responsibilities.  A copy of the Code of Ethics can be found on the Company’s website at www.commonwealthworcester.com.

Director Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2007 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Robert D. Ansin (2)	$1,750	─	$1,750
Gerald D. Cohen	9,900	─	9,900
Cary J. Corkin	12,350	─	12,350
Lawrence Glick	7,300	─	7,300
Stephen J. Granger	9,700	─	9,700
George L. Kaplan	8,100	─	8,100
John P. Lauring	5,500	─	5,500
Harris L. MacNeill	7,300	─	7,300
Ralph D. Marois	7,938	─	7,938
Henry Michie	6,300	─	6,300
Richard J. Noonan (2)	5,538	─	5,538
Claire O’Connor	7,300	─	7,300
Bryan T. Rich	7,300	─	7,300
J. Robert Seder	8,900	─	8,900
_________________
(1)
As of December 31, 2007, Directors Cohen, Glick, Granger, Lauring, MacNeill, Marois, Michie, Rich and Seder held 5,000, 5,000, 5,000, 10,000, 7,500, 2,500, 10,000, 10,000 and 5,000 warrants to purchase shares of common stock, respectively, all of which were issued in connection with the Bank’s formation in 2001.

(2) Retired from Board of Directors during 2007.

Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on the Board of Directors during 2008.

Annual Retainer	$2,700

Annual Retainers for Chairs:
Chairperson of the Board	2,250
Chairperson of the Audit Committee	1,750
Chairperson of the Compensation Committee	1,000
Chairperson of the Nominating and Corporate
Governance Committee	1,000

Fee per Board and Committee	200

AUDIT RELATED MATTERS

Audit Committee Report

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114 (Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

The Audit Committee also received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management.  In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.  The Audit Committee also has approved, subject to shareholder ratification, the selection of Wolf & Company, P.C. as the Company’s independent registered public accounting firm in 2008.

Audit Committee

Ralph D. Marois, (Chairman)
Lawrence J. Glick
Stephen J. Granger
George L. Kaplan

Changes in Independent Registered Public Accounting Firm

KPMG LLP was previously the principal accountants for the Company.  On May 18, 2007, the Company dismissed KPMG LLP.  The decision to change accountants was recommended by the Company’s Audit Committee and approved by its Board of Directors.  In connection with the audits of the two fiscal years ended December 31, 2006 and 2005 and the subsequent interim period through the date of dismissal, there were no disagreements or reportable events with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to KPMG LLP’s satisfaction would have caused it to make reference to the subject matters of the disagreements in connection with their report.  In addition, KPMG LLP’s reports on the Company’s financial statements for the two fiscal years ended December 31, 2006 and 2005 contained no adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles except as follows:  KPMG LLP’s report on the consolidated financial statements of CNB Financial Corp. and subsidiary as of and for the year ended December 31, 2006 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, using the modified prospective transition method effective January 1, 2006.”

On June 6, 2007, the Company engaged Wolf & Company, P.C. as the Company's principal accountants.  For the two fiscal years ended December 31, 2006 and 2005 and up to the dismissal of KPMG LLP on May 18, 2007, the Company did not consult Wolf & Company regarding either: (1) the application of accounting principles to a specific completed or contemplated transaction; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Auditor Fees

The following table reflects the aggregate fees billed for the last two fiscal years for professional services by Wolf & Company, P.C. and KPMG LLP.

	2007	2006
Audit Fees	$84,000	$105,000
Audit-Related Fees	─	─
Tax Fees(1)	16,000	19,450
All Other Fees	─	─
________________________
(1)           Includes fees for tax compliance and other tax related services.

The Audit Committee has not developed pre-approval policies because all engagements of the independent registered public accounting firm for audit or non-audit services must be approved by the Audit Committee.

STOCK OWNERSHIP

The following table provides information as of March 28, 2008 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock

Herbert I. Corkin 445 Grand Bay Drive, Apt. No. 1106 Key Biscayne, FL 33149	148,055(1)	6.48%

Ronald M. Ansin 132 Littleton Road Harvard, MA 01451	145,810	6.39
___________________
(1) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on December 19, 2005.

The following table provides information as of March 28, 2008 about the shares of Company common stock that may be considered beneficially owned by each director of the Company, by each executive officer of the Company named in the “Summary Compensation Table” and by all directors and executive officers of the Company as a group.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.  Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned (excluding options and warrants)		Number of Shares That May be Acquired Within 60 Days By Exercising Options and Warrants	Percent of Common Stock (1)

Directors
Gerald D. Cohen	17,617	(2)	5,000	*
Cary J. Corkin	8,125	(3)	─	*
Lawrence J. Glick	11,000	(4)	5,000	*
Stephen J. Granger	43,279	(5)	5,000	2.11%
George L. Kaplan	104,000	(6)	─	4.55
John P. Lauring	20,000	(7)	10,000	1.31
Harris L. MacNeill	21,962	(8)	7,500	1.29
Ralph D. Marois	19,875	(9)	2,500	*
Henry T. Michie	21,000	(10)	10,000	1.35
Claire A. O’Connor	15,405	(11)	─	*
Bryan T. Rich	55,065	(12)	10,000	2.84
J. Robert Seder	6,081		5,000	*
Charles R. Valade	14,350	(13)	37,821	2.25
Named Executive Officers Who Are Not Also Directors
William M. Mahoney	2,850	(14)	15,338	*
Christine Trifari	2,750		15,338	*
All directors and executive officers as a group (16 persons)	364,159		141,160	20.84
_________________
(1)
Based upon 2,283,208 shares of Company common stock outstanding, plus, for each individual or group, the number of shares of Company stock that each individual or group may acquire through the exercise of options or warrants within 60 days.

(2)
Includes 5,565 shares owned by Mr. Cohen’s spouse.  Also includes 2,362 shares owned by the pension plan of a corporation of which Mr. Cohen owns more than 10% and 2,125 shares owned by a trust of which his spouse serves as a trustee. Mr. Cohen disclaims beneficial ownership in the shares beneficially owned by the trust.

(3)	Includes 625 shares owned by Mr. Corkin’s spouse.
(4)
Includes 3,000 shares held by Mr. Glick’s spouse and 1,250 held by Mr. Glick’s spouse’s IRA and 500 shares owned by a private corporation of which Mr. Glick owns more than 10%.  Mr. Glick disclaims beneficial ownership of the shares beneficially owned by the corporation.

(5)
Includes 6,093 shares owned by his spouse as custodian and 4,375 shares owned by Mr. Granger’s spouse’s IRA.  Also includes 10,000 shares held by his spouse and mother-in-law as tenants in common.   Mr. Granger disclaims beneficial ownership of the shares beneficially owned by his spouse and mother-in-law.

(6)	Includes 102,500 shares owned by a private corporation of which Mr. Kaplan owns more than 10%. Mr. Kaplan disclaims beneficial ownership of the shares owned by the corporation.
(7)	Includes 10,000 shares owned by a private corporation of which Mr. Lauring owns more than 10%.
(8)	Includes 5,200 shares owned by Mr. MacNeill’s spouse. Mr. MacNeill disclaims beneficial ownership in the shares beneficially owned by his spouse.
(footnotes continue on the following page)

(9)	Includes 3,000 shares held by Mr. Marois as custodian for two minor children. Mr. Marois disclaims beneficial ownership in the shares he holds as custodian.
(10)
Includes 2,500 shares owned by Mr. Michie’s spouse and 2,500 shares held by his spouse as custodian for their daughter.  Mr. Michie disclaims beneficial ownership in the shares beneficially owned by his spouse and in those held by his spouse as custodian for their daughter.

(11)	Shares jointly owned with spouse.
(12)	Includes 40,015 shares jointly owned with his spouse and 3,650 shares held in his spouse’s IRA.
(13)
Includes 5,250 shares held jointly with Mr. Valade’s spouse and 100 shares held by his spouse as custodian for their child.  Mr. Valade disclaims beneficial ownership in the shares beneficially held by his spouse as custodian for their minor child.

(14)	Includes an aggregate of 500 shares held by his spouse and two of his children as tenants in common.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

Our Board currently consists of thirteen directors.  The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  The nominees of the Board of Directors for this year are George L. Kaplan, John P. Lauring, Harris L. MacNeill, Henry T. Michie and J. Robert Seder.

Each director nominee currently serves as a director of the Company and as a director of the Bank and, with the exception of Mr. Marois, has served as a director of the Bank since November 2001 and a director of the Company since its formation in December 2005.  Mr. Marois became a director of the Bank in September 2002.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, we know of no reason why any nominee might be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

Information regarding the nominees, the directors continuing in office and executive officers who are not also directors is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The ages listed are as of December 31, 2007.

Board Nominees for Terms Ending in 2011

George L. Kaplan (59) – Mr. Kaplan is Vice President of Commercial Sales & Engineering at The Entwistle Company.  He is also the President and Director of Alem, Inc.  Mr. Kaplan received a B.A. degree from the University of Denver in 1970. Mr. Kaplan is married to Director Cary Corkin’s cousin.

John P. Lauring (53) – Mr. Lauring is Chief Executive Officer of Lauring Construction Co., Inc.  Since October 2005, Mr. Lauring has also served as CEO and Director of Tasco Holdings International Inc. (OTCBB:THII).  He is a member of the Massachusetts Bar and a director of Associated General Contractors of Massachusetts.  Mr. Lauring received a B.S. degree from Tufts University in 1976 and earned a J.D. degree in 1984 from Western New England College of Law.

Harris L. MacNeill (51) – Mr. MacNeill is the President and Chief Executive Officer of MacNeill Engineering Worldwide, a manufacturer of sports shoe hardware with operations in the United States, Europe and the Pacific Rim.  He received his B.S. degree from Northeastern University in 1979.

Henry T. Michie (54) – Since 1992, Mr. Michie has been a co-owner of K&H Realty whose principal business is rentals.  Mr. Michie also served as the Treasurer of Image Mail Management, Inc., a mail and fulfillment company from 2002 until the company closed in August 2007.  He received a B.S. degree from Babson College in 1976.  Mr. Michie is a Trustee of Bancroft School and President of the Trustees of Rural Cemetery.

J. Robert Seder (67) – Mr. Seder is a Senior Partner with the law firm of Seder & Chandler LLP in Worcester.  A graduate of Brown University and the New York University School of Law, he was admitted to the Massachusetts Bar in 1964.  Mr. Seder is a member of the Bars of the State of New York and the State of Florida and is a fellow of the American College of Bankruptcy.  He is President and a Director of each of: the Jewish Health Care Center, Inc. and JHC Assisted Living Corp. as well as a Director of the Worcester Regional Research Bureau and the Worcester Business Development Corporation.  Mr. Seder is the uncle of Director Lawrence J. Glick.

Directors with Terms Ending in 2009

Gerald D. Cohen (54) – Mr. Cohen is involved in real estate development and management as Treasurer of CGI Management, Inc., President of S.F. Properties, Inc. and Manager of SF Properties, LLC.  He is a licensed real estate broker in Massachusetts.  Mr. Cohen received a B.A. degree from Brown University in 1975 and an MBA degree from Northwestern University in 1979.

Lawrence J. Glick (49) – Mr. Glick is the former Vice President of Bancroft Motors, Inc. where he was responsible for sales and service of new and pre-owned vehicles.  The company was sold in October 2007.  Mr. Glick also served as President of H. Glick & Sons, Inc., a Worcester-based company doing business as Bancroft Tire Center.  Mr. Glick resigned from H. Glick & Sons, Inc. in March 2005.  In December 2005, H. Glick & Sons, Inc. filed a bankruptcy petition under Chapter 7 of the United States Bankruptcy Code.  Mr. Glick is a 1980 graduate of Tufts University and received his MBA from Columbia University in 1982.  Mr. Glick is a Director of the Worcester Business Development Corporation.  He is the nephew of Director J. Robert Seder.

Ralph D. Marois (42) – Mr. Marois is Vice President of Marois Brothers, Inc., a land excavation contracting firm.  He is Director and Treasurer of the Auburn Chamber of Commerce. He received a B.S. degree from Assumption College in 1987.

Charles R. Valade (56) – Mr. Valade has served as President and Chief Executive Officer of the Company since its formation in December 2005 and as President and Chief Executive Officer of the Bank since its founding in 2001.  Mr. Valade was hired as the Senior Loan Officer at First Massachusetts Bank, N.A. in 1996.  He left First Massachusetts Bank in December 2000 to assist the organizers in forming Commonwealth National Bank.  Previously, Mr. Valade was a Vice President and Team Leader at Bank of Boston from 1994 to 1996 and held various positions in the lending area for Mechanics Bank from 1974 until their acquisition by Bank of Boston in 1994. He is a Director of Dismas House, Director and Treasurer of The Worcester Club, and a Director of Worcester Business Development Corporation, Worcester Housing Development Corporation, and Worcester Regional Research Bureau.  He is also a Community Trustee of the United Way of Central Massachusetts and a Trustee and member of the Investment Committee for the Greater Worcester Community Foundation.  Mr. Valade received a B.S. degree from Nichols College in 1974.

Directors with Terms Ending in 2010

Cary J. Corkin (56) – Mr. Corkin is Vice President of Government Products at The Entwistle Company, where he has worked since 1974.  The Entwistle Company designs and builds equipment for all branches of the armed forces and manufactures commercial products for a wide range of users. Mr. Corkin is a member of the National Contract Management Association and the American Welding Society.  He received a B.S. degree in 1974 from the University of Denver.  Mr. Corkin’s cousin is married to Director George L. Kaplan.

Stephen J. Granger (55) – Mr. Granger is Vice Chairman of Granger Management Corporation, a holding company for construction/development firms located in Massachusetts.  He is also Vice President and Treasurer of the Cortland Corporation, which owns an assisted living facility in northern Worcester County.  Mr. Granger is a

Trustee of Assumption College and is also the Chairman of the Board of St. Francis Home in Worcester, Massachusetts.  He received a B.S. degree from Boston University in 1974.

Claire A. O’Connor (48) – Ms. O’Connor is a co-owner of O’Connor’s Restaurant & Bar and serves as Treasurer and Clerk of the Harp & Eagle Restaurant Company, Inc. and 1160 West Boylston Street Realty Trust.  Ms. O’Connor graduated from Shannon College of Hotel Management in Ireland in 1982.  She is a member of the Massachusetts Restaurant Association.

Bryan T. Rich (51) – Mr. Rich was Vice Chairman and Executive Vice President of Sunbelt Rentals, Inc. from its September 2006 acquisition of NationsRent Companies Inc. until September 2007.  He served as Co-Chairman and Executive Director of NationsRent from June 2003 until September 2006.  Mr. Rich is President of TREC, LLC, a real estate investment company.  He is also Chairman of Phantom Equipment Rental Co., and Managing Member of Phoenix Rental Partners.  Mr. Rich was the President and Chief Executive Officer of Logan Equipment Corp. for over 15 years before its merging with NationsRent in December 1998.  He received a B.S. degree from Boston College in 1978.

Non-Director Executive Officers

William M. Mahoney (56) – Mr. Mahoney has served as Chief Financial Officer and Treasurer of the Company since its formation in December 2005.  In December 2000, Mr. Mahoney assisted the organizers in the formation of Commonwealth National Bank, where he is a Senior Vice President and the Chief Financial Officer.  Previously, he held a financial management position at BankBoston Financial Corp., which he joined in 1994.  He was the Chief Financial Officer of Mechanics Bank in Worcester from 1981 until their acquisition by Bank of Boston in 1994.  He is a graduate of Providence College and the Stonier Graduate School of Banking and received an MBA from the University of Connecticut.  Mr. Mahoney serves as Treasurer of Auburn Youth and Family Services and is a member of the Board of Directors of Dynamy, Inc.

Christine Trifari (52) – Ms. Trifari has served as the Corporate Secretary of the Company since its formation in December 2005.  In December 2000, Ms. Trifari assisted the organizers in the formation of Commonwealth National Bank, where she is a Senior Vice President and the Chief Credit Officer.  Previously, she joined First Massachusetts Company in 1996 as its Senior Credit Officer. Ms. Trifari was the Director of Loan Review for Banknorth Group, Inc. from 1990 until her transfer to its affiliate, First Massachusetts Bank, in April 1996.  She began her career at BayBank Boston in 1982.  Ms. Trifari received a B.A. degree from Providence College and an MBA degree from Babson College.  She is a member of the Board of Directors of the Family Health Center of Worcester.

Andrea J. White (42) – Since joining Commonwealth National Bank in June 2001 to assist its organizers, Ms. White has served as a Senior Vice President and the Chief Retail Officer.  She joined Flagship Bank & Trust Company in 1993, as Branch Administrator.  From 1987 to 1993, she held management positions at Bank of New England and Fleet Bank.  Ms. White is a graduate of North Adams State College and received an MBA from Nichols College.

Item 2 — Approval of the CNB Financial Corp. 2008 Equity Incentive Plan

On March 20, 2008, the Board of Directors adopted, subject to shareholder approval at the annual meeting, the CNB Financial Corp. 2008 Equity Incentive Plan.  The 2008 Plan will become effective as of the date of approval by the shareholders.

The Board of Directors has reserved a total of 100,000 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2008 Plan.  All of the Company’s employees, officers, and directors are eligible to participate in the 2008 Plan.  A summary of the 2008 Plan follows.  This summary is qualified in its entirety by the full text of the 2008 Plan, which is attached to this proxy statement as Appendix A.

The Board of Directors recommends a vote “FOR” the approval of the CNB Financial Corp. 2008 Equity Incentive Plan.

Summary of the 2008 Plan

Purpose. The 2008 Plan promotes the Company’s success by linking the personal interests of its employees, officers and directors to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards.  The 2008 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock grants, which are subject to restrictions on transferability and forfeiture.

Shares Available for Awards.  Subject to adjustment as provided in the 2008 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2008 Plan is 100,000.

Administration.  A committee appointed by the Board of Directors (which committee shall consist of at least two disinterested directors) (the “Committee”) will administer the 2008 Plan.  The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2008 Plan; and make all other decisions and determinations that may be required under the 2008 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order.  The Committee may permit other transfers, however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations.  A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death, disability or incapacity.

Effect of Termination of Employment or Service.  Unless otherwise determined by the committee, upon termination of an option holder’s services for any reason other than death or disability, all then exercisable options will remain exercisable for three months following termination and all unexercisable options will be canceled.  Unless otherwise determined by the committee, if an option holder dies or become disabled, all unexercisable options held by the option holder will become fully exercisable and all exercisable options will remain exercisable for one year following termination.

Unless the committee determines otherwise, upon the termination of a participant’s employment or service for cause or for any reason other than disability or death, all unvested shares of restricted stock held by the participant will be forfeited.  Unless otherwise determined by the committee, if a participant dies or becomes disabled, all unvested shares of restricted stock held by such participant will immediately vest as of the date of such termination.

Effect of a Change in Control. The 2008 Plan provides that, unless otherwise determined by the Committee, if a change in control (as defined in the 2008 Plan) occurs, all outstanding options will become and remain immediately exercisable and all shares of restricted stock will become fully vested.  Additionally, if a participant’s employment is involuntarily terminated or constructively terminated for any reason except cause within twelve months of a change in control, the participant will have until the full term to exercise such options.

Adjustments.  In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2008 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2008 Plan, without any change in the aggregate purchase price for each award.  If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2008 Plan will be adjusted proportionately and the Committee will adjust the 2008 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

Termination and Amendment.  The Board of Directors may, at any time and from time to time, terminate or amend the 2008 Plan. Shareholders must approve amendments to the 2008 Plan that will materially increase the number of shares of stock issuable under the 2008 Plan, expand the types of awards provided under the 2008 Plan, materially expand the class of participants eligible to participate in the 2008 Plan, materially extend the term of the 2008 Plan, or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any amendment on the approval of the shareholders for any other reason. No termination or amendment of the 2008 Plan may adversely affect any award previously granted under the 2008 Plan without the written consent of the participant.

            The Committee may amend or terminate outstanding awards; however, such actions may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the anti-dilution provisions of the 2008 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders.  The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain Federal Income Tax Effects

The following brief description of the tax consequences of stock option and restricted stock awards granted under the 2008 Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal tax consequences.

            Non-Statutory Stock Options.  There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2008 Plan.  When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m).  Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.  There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.  While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for determining the optionee’s alternative minimum taxable income.

            Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).  Any future appreciation in the stock will be taxable to the participant at capital gains rates.  However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Specific Benefits Under the 2008 Plan

CNB Financial has not approved any awards under the 2008 Plan that are conditioned upon shareholder approval of the 2008 Plan and is not currently considering any specific award grants under the 2008 Plan.

Equity Compensation Plan Information

The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2007.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	287,890	$11.73	110,510

Equity compensation plans not approved by securityholders	─	─	─

Total	287,890	$11.73	110,510

Item 3— Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C. to be the Company’s independent registered public accounting firm for the 2008 fiscal year, subject to ratification by shareholders.  A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public company firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2007.  These three officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Charles R. Valade President of Company and President and Chief Executive Officer of Bank	2007 2006	$205,700 200,000	$20,000 30,500	$34,700 25,200	$22,600 21,400	$283,000 277,100

William M. Mahoney Treasurer of Company and Senior Vice President and Chief Financial Officer of Bank	2007 2006	125,400 120,000	15,300 14,500	11,300 10,100	6,800 6,400	158,800 151,000

Christine Trifari Secretary of Company and Senior Vice President and Chief Credit Officer of Bank	2007 2006	104,500 100,000	15,000 14,500	11,300 10,100	5,200 4,900	136,000 129,500

_____________
(1)
Reflects the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock options for each of the named executive officers.  The Company uses the National Economic Research Associates, Inc. option pricing model to estimate its compensation cost for the stock options.  The assumptions used to estimate the value of the options included in this column are summarized below:

Grant Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Life	Fair Value

4/18/02	2.50%	35%	3.70%	6 years	$1.89
4/17/03	2.50	35	3.70	6 years	2.64
4/15/04	2.50	35	2.07	6 years	3.36
4/21/05	3.00	35	3.50	6 years	3.21
6/06/06	3.00	35	5.13	6 years	3.74
3/22/07	3.00	35	4.60	6 years	3.24

(2)
Includes the value of premiums paid by the Bank for employee life insurance in excess of $50,000 of coverage, as well as contributions by the Bank to the officers’ 401(k) Plan balances.  In addition, for Mr. Valade only, includes the value of automobile allowance and club dues.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning outstanding unexercised options for each named executive officer as of December 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date

Charles R. Valade	─	13,000	$11.60	03/22/2017
	2,750	8,250	13.00	06/06/2016
	4,547	4,548	12.75	04/21/2015
	7,500	2,500	13.50	04/15/2014
	5,000	─	9.00	04/17/2013
	10,000	─	10.00	04/18/2012

William M. Mahoney	─	3,850	$11.60	03/22/2017
	875	2,625	13.00	06/06/2016
	1,600	1,600	12.75	04/21/2015
	2,400	800	13.50	04/15/2014
	2,400	─	9.00	04/17/2013
	5,500	─	10.00	04/18/2012

Christine Trifari	─	3,850	$11.60	03/22/2017
	875	2,625	13.00	06/06/2016
	1,600	1,600	12.75	04/21/2015
	2,400	800	13.50	04/15/2014
	2,400	─	9.00	04/17/2013
	5,500	─	10.00	04/18/2012
_______________________
(1)
Stock option awards granted pursuant to the Bank’s 2001 Stock Option Plan vest in approximately four equal installments commencing on the first anniversary date of each grant.  Options may not be exercised in full or in part prior to the expiration of one year from the date of the grant.

Payments Made Upon a Change in Control

The Bank has entered into change in control severance agreement with each of the named executive officers.  The agreements were entered into effective May 18, 2006 and had an initial term of two years.   After the initial two-year period, the agreement renews automatically each month thereafter so that the agreement will continue to have a twenty-five month term, unless otherwise terminated.  The agreements currently have terms through May 18, 2008.  Each agreement provides for the payment of certain benefits and compensation if there is a change in control (as defined in the agreement) of the Bank or the Company and the executive’s employment is terminated under defined circumstances during the protected period, as defined in the agreement (which includes the twenty-four months following the change in control).  The benefits and compensation include:

•	a bonus payment for the current year prorated for the number of days up to the date of termination;

•
a lump sum payment equal to a multiple of the executive’s annual base salary and bonus (two and one half times in the case of Mr. Valade and one and one half times in the case of Mr. Mahoney and Ms. Trifari);

•	the accelerated vesting of stock options, restricted stock or other stock awards; and

•	a continuation of health and life insurance benefits on the same or similar terms for a specified period (30 months in the case of Mr. Valade and 18 months in the case of Mr. Mahoney and Ms. Trifari).

           Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts.   The change ion control severance agreements provide that if the total value of the benefits provided and payments made in connection with a change in control, either under the agreement alone or together with other payments and benefits that he has the right to receive from the Company and the Bank, exceed three times his base amount (“280G Limit”), his severance payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

Each change in control severance agreement also contains a non-competition provision that prohibits the executive from competing with the bank for a specified period following his or her termination (18 months in the case of Mr. Valade and 12 months in the case of Mr. Mahoney and Ms. Trifari).

           In the event of a change in control of CNB Financial or the Bank, under our Amended and Restated Stock Option Plan, the committee that administers the plan may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change in control (including, without limitation, the substitution of stock other than the stock of the Company and the acceleration of the exercisability of any outstanding stock options.  The value of any stock options that are accelerated options would count towards the executive’s 280G Limit.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership of the Company’s stock with the Securities and Exchange Commission and to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in CNB Financial common stock during the year ended December 31, 2007, except that Mr. Mahoney, Ms. Trifari, Mr. Valade and Ms. White each filed a late report regarding the grant of stock options.

Policies and Procedures for Approval of Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•	the Company is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•
any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002 and the Bank’s Loans to Insiders Policy).

Related person transactions will be approved or ratified by the Audit Committee.  In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

 In accordance with banking regulations and the Bank’s internal policies, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

The Bank entered into a related-party lease agreement with J. Robert Seder, a Director of the Company for its main branch and administrative facility at 33 Waldo Street, Worcester, Massachusetts.  The 15-year lease was entered into on December 1, 2001 for the amount of $152,000 per year for the initial three years of the lease term, increasing by 7% on each third year anniversary.  The lease agreement has two separate five-year renewal options.  This agreement represents an arms length transaction.  During 2007, the Bank paid approximately $180,000 in rent and snow removal and parking charges under the lease agreement with Mr. Seder.

SHAREHOLDER COMMUNICATIONS

The Board does not currently have a formal process in place for shareholder communication to the Board.  However, it is understood that any communication from a shareholder to the Board received by management or an individual director shall be forwarded to the Board Chairman.  The Board believes this approach is reasonable in light of the relatively small number of shareholders of the Company’s common stock at this time.

SUBMISSION OF BUSINESS PROPOSALS AND
SHAREHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 11, 2008.  If next year’s annual meeting is held on a date more than 30 calendar days from May 15, 2009, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of CNB Financial common stock.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 28, 2008.  Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by telephone per the instructions on the proxy card or by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

APPENDIX A

CNB FINANCIAL CORP.
2008 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

The purpose of the CNB Financial Corp. 2008 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value of CNB Financial Corp. (the “Company”) by linking the personal, financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)
Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)
Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3)
Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (⅔) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4)           Sale of Assets:  The Company sells to a third party all or substantially all of its assets.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means CNB Financial Corp., or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable.  Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder that, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

“Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

 “Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the CNB Financial Corp. 2008 Equity Incentive Plan, as amended from time to time.

“Restricted Stock” or “Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $1.00, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1           EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2           TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4
ADMINISTRATION

4.1           COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee, which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2           ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3           AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)           Grant Awards;

(b)           Designate Participants;

(c)           Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)
Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)
Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)           Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)           Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4           AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 100,000.

5.2           SHARE COUNTING.  To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3           STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 6
ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or an Affiliate of the Company.

ARTICLE 7
STOCK OPTIONS

7.1           GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)
Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)
Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2           INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)
Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)           The expiration date set forth in the Award Agreement.

(2)           The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)
One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)
Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)
Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)
Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)
Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

ARTICLE 8
RESTRICTED STOCK

8.1           GRANT OF RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2           ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3           FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or Disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4           DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares.  Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the CNB Financial Corp. 2008 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and CNB Financial Corp. or its Affiliates.  A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of CNB Financial Corp.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement.  Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5           VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6           DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1           STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2           TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3           LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4           BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death, disability or incapacity. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5           STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6           ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

9.7           TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1           CHANGES IN CAPITAL STRUCTURE.  In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards.  Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.  Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2           ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)
Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)
The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3           ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)
Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

11.1           AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2           AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)
Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)
No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS

12.1           NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2           NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3           WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4           NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5           UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6           RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.7           EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8           TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9           GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10                      FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11                      GOVERNMENT AND OTHER REGULATIONS.

(a)
Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)
Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

12.12                      GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Massachusetts.

12.13                      ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14                      INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Association or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15                      NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16                      SUCCESSORS.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

REVOCABLE PROXY
CNB FINANCIAL CORP.
ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 15, 2008
10:00 a.m., Local Time
_______________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence J. Glick, Stephen J. Granger and Ralph D. Marois, and each of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 15, 2008 at 10:00 a.m., local time at Mechanics Hall, 321 Main Street, Worcester, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	Election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Nominees:
George L. Kaplan, John P. Lauring, Harris L. MacNeill, Henry T. Michie, J. Robert Seder

FOR ALL NOMINEES
☐
WITHHOLD
AUTHORITY FOR ALL NOMINEES
☐
FOR ALL EXCEPT (See instructions below)
☐

INSTRUCTION: To withhold your vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	Approval of the CNB Financial Corp. 2008 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	The ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm of CNB Financial Corp. for the year ending December 31, 2008.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.  PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.   ☒

This proxy is revocable and will be voted as directed, but if no instructions are specified, this will be voted “FOR” the proposals listed.  If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Dated:____________________________	__________________________________
SIGNATURE OF STOCKHOLDER
__________________________________
SIGNATURE OF STOCKHOLDER

NOTE:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.
_____________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.

IN PERSON – You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time on May 14, 2008.